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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): JANUARY 19, 1998
                              DRYPERS CORPORATION
            (Exact name of registrant as specified in its charter)


       DELAWARE                   0-23422                76-0344044
(State of Incorporation)  (Commission File No.)(IRS Employer Identification No.)

         5300 MEMORIAL, SUITE 900
             HOUSTON, TEXAS                                77007
(Address of principal executive offices)                 (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 869-8693

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ITEM 5.   OTHER EVENTS

     On December 12, 1997, Drypers Corporation ("the Company") announced that it would be launching a national media campaign for its premium US diapers, in line with the Company's strategy of positioning Drypers(R) as a national brand.

     A copy of the Company's press release dated December 12, 1997, which describes the foregoing, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference thereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

     The following document is filed as an exhibit to this report in accordance with Item 601 of Regulation S-K.

     99.1    Press release of Drypers Corporation dated December 12, 1997.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     DRYPERS CORPORATION

Dated:  January 19, 1998             By: /s/ Walter V. Klemp
        ----------------                ---------------------------
                                        Walter V. Klemp
                                        Chairman of the Board and
                                        Co-Chief Executive Officer